UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported): July 29, 2024

Superior Drilling Products, Inc.
(Exact name of registrant as specified in its charter)

Utah	001-36453	46-4341605
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1583 South 1700 East Vernal, Utah	84078
(Address of principal executive offices)	(Zip Code)

(435) 789-0594

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Securities Registered Pursuant to Section 12(b) of the Exchange Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.001 par value	SDPI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Virtual Special Meeting of Stockholders (the “Meeting”) of Superior Drilling Products, Inc. (“SDPI” or the “Company”) on July 29, 2024, (a) to adopt the Agreement and Plan of Merger, dated as of March 6, 2024, among Drilling Tools International Corporation, DTI Merger Sub I, Inc., DTI Merger Sub II, LLC, and the Company, and the transactions contemplated thereby (the “Merger Proposal”), (b) a non-binding advisory proposal to approve compensation that will or may become payable by the Company to its named executive officers in connection with the merger (the “Merger Compensation Proposal”) and (c) an adjournment of the Meeting including, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for those proposals (the “Adjournment Proposal”) were proposed to be voted upon by the holders of the Common Stock. As to the approval of the Merger Agreement, and the transactions contemplated thereby, the results of the voting were as follows:

Proposal	Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstained
Merger Proposal	23,414,353	45,958	3,595

The result of the vote on the Merger Compensation Proposal was as follows:

Proposal	Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstained
Merger Compensation Proposal	23,054,146	228,556	181,204

The result of the vote on the Adjournment Proposal was as follows:

Proposal	Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstained
Adjournment Proposal	23,258,401	61,542	143,963

Item 8.01. Other Events.

On July 30, 2024, the Company issued a press release announcing the results of the voting at the Virtual Special Meeting of the Stockholders of the Company. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Press release dated July 30, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Superior Drilling Products, Inc.

Dated: July 30, 2024	/s/ Christopher D. Cashion
Christopher D. Cashion
Chief Financial Officer